July 18, 2003

                    DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
                      - DREYFUS PREMIER GREATER CHINA FUND
                   - DREYFUS PREMIER INTERNATIONAL GROWTH FUND
                     - DREYFUS PREMIER EUROPEAN EQUITY FUND
                          - DREYFUS PREMIER JAPAN FUND

                Supplement to Statement of Additional Information
                               dated March 1, 2003
                            as revised, June 6, 2003

     The following information supplements the information contained in the section of the Statement of Additional Information entitled "Description of the Company and Funds - Certain Investment Considerations and Risks":

     Fixed-Income Securities. (Dreyfus Premier European Equity Fund, Dreyfus Premier Greater China Fund and Dreyfus Premier International Growth Fund) Each of the Funds may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund, such as those rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or lower by Standard & Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch"), may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     Lower Rated Securities. In addition to Dreyfus Premier Greater China Fund and Dreyfus Premier International Growth Fund, Dreyfus Premier European Equity Fund may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch and as low as Caa by Moody's or CCC by S&P or Fitch (commonly known as junk bonds).